SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                            ------------------------

                    Proxy Statement Pursuant to Section 14(a)
                        of the Securities Exchange Act of
                            1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))

                         COLUMBUS MCKINNON CORPORATION
--------------------------------------------------------------------------------
(Name of Registrant as specified in its charter)

Payment of filing fee (check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: __/
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                          COLUMBUS MCKINNON CORPORATION
                         140 JOHN JAMES AUDUBON PARKWAY
                          AMHERST, NEW YORK 14228-1197

              ----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 30, 2007

              ----------------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Columbus McKinnon Corporation, a New York corporation, will be held at the Ramada Hotel and Conference Center, 2402 North Forest Road, Amherst, New York, on July 30, 2007, at 10:00 a.m., local time, for the following purposes:

     1. To elect seven Directors to hold office until the 2008 Annual Meeting and until their successors have been elected and qualified; and

     2. To take action upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on June 8, 2007, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

     It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend, please sign, date and return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone or using the internet as instructed on the enclosed proxy card. If you attend the Annual Meeting, you may vote your shares in person if you wish. We sincerely appreciate your prompt cooperation.


                                                 TIMOTHY R. HARVEY
                                                 Secretary


Dated: June 27, 2007

                          COLUMBUS MCKINNON CORPORATION
                         140 JOHN JAMES AUDUBON PARKWAY
                          AMHERST, NEW YORK 14228-1197


                -------------------------------------------------

                                 PROXY STATEMENT

                -------------------------------------------------

     This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation by the Board of Directors of Columbus McKinnon Corporation, a New York corporation ("our Company", "we" or "us"), of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Ramada Hotel and Conference Center, 2402 North Forest Road, Amherst, New York, on July 30, 2007, at 10:00 a.m., local time, and at any adjournment or adjournments thereof. The close of business on June 8, 2007 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting. At the close of business on June 8, 2007, we had outstanding 18,862,887 shares of our common stock, $.01 par value per share, the holders of which are entitled to one vote per share on each matter properly brought before the Annual Meeting.

     The shares represented by all valid proxies in the enclosed form will be voted if received in time for the Annual Meeting in accordance with the specifications, if any, made on the proxy card. If no specification is made, the proxies will be voted FOR the nominees for Director named in this Proxy Statement.

     In order for business to be conducted, a quorum must be present at the Annual Meeting. A quorum is a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. Abstentions, broker non-votes and withheld votes will be counted in determining the existence of a quorum at the Annual Meeting.

     Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the seven nominees receiving the most votes will be elected. Under the law of the State of New York, our state of incorporation, only "votes cast" by the shareholders entitled to vote are determinative of the outcome of the matter subject to shareholder vote. Abstentions and broker non-votes will be counted in determining the existence of a quorum, but will not be counted towards any other nominee's achievement of plurality or in determining the votes cast on any other proposal.

     The execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. A shareholder who executes a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary, by appearing at the Annual Meeting and so stating, or by submitting another duly executed proxy bearing a later date.

     This Proxy Statement and form of proxy are first being sent or given to shareholders on or about June 27, 2007.

PROPOSAL 1

                              ELECTION OF DIRECTORS

     Our Certificate of Incorporation provides that our Board of Directors shall consist of not less than three nor more than nine Directors to be elected at each annual meeting of shareholders and to serve for a term of one year or until their successors are duly elected and qualified. With the appointment of Nicholas T. Pinchuk in January 2007, our Board of Directors was increased to eight members. Carlos Pascual, who has been a Director since 1998, has announced that he plans to retire as a Director effective as of the date of the Annual Meeting. Accordingly, Mr. Pascual has not been nominated for re-election as a Director and, effective as of the Annual Meeting, the Board of Directors will be reduced to seven members.

     Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted for the election as Directors of Timothy T. Tevens, Richard H. Fleming, Ernest R. Verebelyi, Wallace W. Creek, Stephen Rabinowitz, Linda A. Goodspeed and Nicholas T. Pinchuk, each of whom is presently a Director and, except for Mr. Pinchuk, has been previously elected by our shareholders. If any of these nominees should become unavailable for election for any reason, it is intended that the shares represented by the proxies solicited herewith will be voted for such other person as the Board of Directors shall designate. The Board of Directors has no reason to believe that any of these nominees will be unable or unwilling to serve if elected to office.

     The following information is provided concerning the nominees for Director:

     ERNEST R. VEREBELYI, age 59, was appointed a Director of the Company in January 2003 and was elected Chairman of the Board in August 2005. Mr. Verebelyi retired from Terex Corporation, a global diversified equipment manufacturer, in October 2002 where he held the position of Group President. Prior to joining Terex in 1998, he held executive, general management and operating positions at General Signal Corporation, Emerson, Hussmann Corporation, and General Electric. Mr. Verebelyi also serves as a director of CH Energy Group, Inc. (NYSE: CHG).

     TIMOTHY T. TEVENS, age 51, was elected President and appointed a Director of our Company in January 1998 and assumed the duties of Chief Executive Officer in July 1998. From May 1991 to January 1998 he served as our Vice President - Information Services and was also elected Chief Operating Officer in October 1996. From 1980 to 1991, Mr. Tevens was employed by Ernst & Young LLP in various management consulting capacities.

     RICHARD H. FLEMING, age 60, was appointed a Director of our Company in March 1999. In February 1999, Mr. Fleming was appointed Executive Vice President and Chief Financial Officer of USG Corp. (NYSE: USG). Prior thereto, Mr. Fleming served USG Corp. in various executive financial capacities, including Senior Vice President and Chief Financial Officer from January 1995 to February 1999 and Vice President and Chief Financial Officer from January 1994 to January 1995. Mr. Fleming also serves as a member of the Board of Directors for several not-for-profit entities including UCAN and Chicago United.

     WALLACE W. CREEK, age 68, was appointed a Director of the Company in January 2003. From December 2002 through June 2004, he served as Senior Vice President of Finance for Collins & Aikman, a leading manufacturer of automotive interior components. Prior to that, Mr. Creek served as Controller of the

General Motors Corporation from 1992 to 2002 and held several executive positions in finance at General Motors over a forty-three year career. Mr. Creek is also a director of CF Industries Holdings, Inc. (NYSE: CF).

     STEPHEN RABINOWITZ, age 64, was appointed a Director of the Company in October 2004. He retired in 2001 from his position as Chairman and Chief Executive Officer of General Cable Corporation, a leading manufacturer of electrical, communications and utility cable. Prior to joining General Cable as President and Chief Executive Officer in 1994, he served as President and CEO of AlliedSignal Braking Systems, and before that as President and CEO of General Electric's Electrical Distribution and Control business. He also held management positions in manufacturing operations and technology at the General Electric Company and the Ford Motor Company. Mr. Rabinowitz is also a Director of Energy Conversion Devices, Inc. (Nasdaq: ENER) and Microheat Inc. of Farmington Hills, Michigan.

     LINDA A. GOODSPEED, age 45, was appointed a Director of the Company in October 2004. In 2001, she joined Lennox International Inc. (NYSE: LII), a global supplier of climate control solutions, and currently serves as Executive Vice President and Chief Supply Chain Logistics and Technology Officer of that company. Prior to that, Ms. Goodspeed served as President and Chief Operating Officer of PartMiner, Inc., a global supplier of electronic components. She has also held management positions in product management and development, research and development and design engineering at General Electric Appliances, Nissan North America, Inc. and the Ford Motor Company. Ms. Goodspeed also serves as a director of American Electric Power Co., Inc. (NYSE: AEP) and is a member of the Development Board of the University of Texas at Dallas.

     NICHOLAS T. PINCHUK, age 60, was appointed a Director of the Company in January 2007. Currently, he is President and Chief Operating Officer of Snap-on Incorporated (NYSE: SNA), an S&P 500 company. Mr. Pinchuk joined Snap-on in 2002. Prior to that, Mr. Pinchuk served in several executive operational and financial management positions at United Technologies Corporation, including President, Global Refrigeration Operations of its Carrier Corporation unit and President of Carrier's Asia-Pacific Operations. He also served in financial and engineering managerial staff positions at the Ford Motor Company from 1972 to 1983. Mr. Pinchuk held the rank of First Lieutenant in the United States Army from 1970 to 1971. Mr. Pinchuk also serves as a director of Snap-on.


THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES.

                              CORPORATE GOVERNANCE

GENERAL CORPORATE GOVERNANCE POLICY

     Our Board of Directors believes that its overriding responsibility is to offer guidance and the benefit of its collective experience to help our management understand the risks confronting, and opportunities available to, our Company. In furtherance of this responsibility, our Board of Directors has adopted a General Corporate Governance Policy setting forth certain policies, guidelines and procedures it deems important to the successful satisfaction of this responsibility. These policies and procedures include guidelines as to the eligibility, independence, evaluation, education, compensation and indemnification of our Directors, as well as with respect to specific transactions requiring the prior formal approval of our Board of Directors. A copy of our General Corporate Governance Policy is posted on the Investor Relations section of the Company's website at WWW.CMWORKS.COM.

BOARD OF DIRECTORS INDEPENDENCE

     Our Board of Directors has determined that each of its current members, other than Mr. Tevens, is independent within the meaning of the Nasdaq Stock Market, LLC listing standards as currently in effect.

BOARD OF DIRECTORS MEETINGS AND ATTENDANCE

     The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time as appropriate. All Directors are expected to attend each meeting of the Board of Directors and the committees on which he or she serves, and are also invited, but not required, to attend the Annual Meeting. Agendas for meetings of the Board of Directors generally include executive sessions for the independent Directors to meet without management Directors present. During the year ended March 31, 2007, our Board of Directors held seven meetings. Each Director attended at least 75% of the aggregate number of meetings of our Board of Directors and meetings held by all committees of our Board of Directors on which he or she served, except for Mr. Pascual who was only able to attend approximately 68% of such meetings due to health issues. All Directors attended the 2006 Annual Meeting.

AUDIT COMMITTEE

     Our Board of Directors has a standing Audit Committee comprised of Mr. Fleming, as Chairman, and Messrs. Creek and Rabinowitz and Ms. Goodspeed. Each member of our Audit Committee is independent as defined under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and under the Nasdaq Stock Market, LLC rules currently in effect. In addition, pursuant to the requirements of Section 407 of the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that each of Messrs. Fleming and Creek qualifies as an "audit committee financial expert." The duties of our Audit Committee consist of (i) appointing or replacing our independent auditors, (ii) pre-approving all auditing and permitted non-audit services provided to us by our independent auditors, (iii) reviewing with our independent auditors and our management the scope and results of our annual audited financial statements, our quarterly financial statements and significant financial reporting issues and judgments made in connection with the preparation of our financial statements,
(iv) reviewing our management's assessment of the effectiveness of our internal controls, as well as our independent auditors' report on this assessment, (v) reviewing insider and affiliated party transactions and (vi) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting or internal controls. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is posted on the Investor Relations section of our website at WWW.CMWORKS.COM. Our Audit Committee held nine meetings in fiscal 2007.

COMPENSATION AND SUCCESSION COMMITTEE

     Our Compensation and Succession Committee consists of Mr. Rabinowitz, as Chairman, and, at the beginning of fiscal 2007, also included Messrs. Fleming, Pascual and Herbert P. Ladds, Jr. Mr. Verebelyi replaced Mr. Ladds on this committee upon Mr. Ladds' retirement from the Board of Directors following our 2006 Annual Meeting. Mr. Pinchuk replaced Mr. Verebelyi on this Committee in March 2007. Each Director who served on the Compensation and Succession Committee during fiscal 2007, other than Mr. Ladds, is an independent Director under the Nasdaq Stock Market, LLC rules currently in effect. The principal functions of this Committee are to (i) review and make recommendations to the Board of Directors concerning our compensation strategy, (ii) establish corporate performance measures and goals under our performance-based incentive programs, (iii) determine individual compensation targets for our executive officers under our incentive programs, (iv) evaluate and certify whether performance goals have been met at the end of the performance period, (v) determine salary increases and award amounts for individual executive officers,
(vi) review and approve (or recommend to the Board of Directors for approval) any material changes to our salary, incentive, and benefit programs and assure that these programs are administered in a manner consistent with the compensation strategy, (viii) review and make recommendations to the Board of Directors concerning management requested equity grants and (ix) perform other functions as identified in the Compensation and Succession Committee charter. The Compensation and Succession Committee is governed by a written charter approved by the Board of Directors which is posted on the Investor Relations section of our website at WWW.CMWORKS.COM. Our Compensation and Succession Committee held seven meetings in fiscal 2007. Additional information on the Compensation and Succession Committee's processes and procedures are addressed in the Compensation Discussion and Analysis below.

CORPORATE GOVERNANCE AND NOMINATION COMMITTEE

     Our Corporate Governance and Nomination Committee is responsible for (i) evaluating the composition, organization and governance of our Board of
Directors and its committees, (ii) monitoring compliance with our system of corporate governance and (iii) developing criteria, investigating and making recommendations with respect to candidates for membership on our Board of Directors. This Committee is chaired by Mr. Creek and, at the beginning of fiscal 2007, also included Messrs. Pascual and Ladds and Ms. Goodspeed. Mr. Verebelyi replaced Mr. Ladds on this committee upon Mr. Ladds' retirement from the Board of Directors following our 2006 Annual Meeting. Mr. Pinchuk replaced Mr. Verebelyi on this Committee in March 2007. Each Director who served on the Corporate Governance and Nomination Committee during fiscal 2007, other than Mr. Ladds, is an independent Director under the Nasdaq Stock Market, LLC rules currently in effect. Our Corporate Governance and Nomination Committee does not solicit direct nominations from our shareholders, but will give due consideration to written recommendations for nominees from our shareholders for election as directors that are submitted in accordance with our by-laws. See the information contained herein under the heading "Shareholders' Proposals." Generally, a shareholder who wishes to nominate a candidate for Director must give us prior written notice thereof, which notice must be personally delivered or mailed via registered first class mail, return receipt requested, to our Secretary and must be received by our Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the date our proxy statement was first mailed to shareholders in connection with our previous year's Annual Meeting. If such nomination is given in connection with a special meeting for the election of Directors, it must be received no later than the tenth day following the day on which the date of the special meeting is publicly announced or disclosed. The shareholder's recommendation for nomination must contain the following information as to each nominee for Director: the nominee's name, age, business address and residence address; the nominee's principal occupation or employment for the previous five years; the number of shares of our common stock owned by such candidate; and any other information relating to the nominee that is required to be disclosed in solicitations of proxies for elections of directors pursuant to Regulation 14A under the Exchange Act. A shareholder's recommendation must also set forth: such shareholder's name and address as they appear on our books and records; the number of shares of each class of our capital stock that are beneficially owned and held of record by such shareholder; any material interest of such shareholder in such nomination; any other information that is required to be provided by such shareholder pursuant to Regulation 14A under the Exchange Act in his or her capacity as a proponent to a shareholder proposal; and a signed consent from each nominee recommended by such shareholder that such nominee is willing to serve as a Director if elected. Any nomination not made in strict accordance with the foregoing provisions will be disregarded at the direction of our Chairman of the Board. The Corporate Governance and Nomination Committee is governed by a written charter approved by the Board of Directors which is posted on the Investor Relations section of our website at WWW.CMWORKS.COM. Our Corporate Governance and Nomination Committee held five meetings in fiscal 2007.

CODE OF ETHICS

     Our Board of Directors adopted a Code of Ethics which governs all of our Directors, officers and employees, including our Chief Executive Officer and other executive officers. This Code of Ethics is posted on the Corporate Information section of the Company's website at WWW.CMWORKS.COM. The Company will disclose on its website any amendment to this Code of Ethics or waiver of a provision of this Code of Ethics, including the name of any person to whom the waiver was granted.

DIRECTOR STOCK OWNERSHIP GUIDELINE

     Our General Corporate Governance Policy contains a guideline whereby all Directors are asked to beneficially own not less than 8,000 shares of our common stock within five years of becoming a Director, or by April 1, 2010, whichever occurs later.

DIRECTOR COMPENSATION

     Effective August 1, 2006, we pay an annual retainer of $80,000 to each of our outside directors, $30,000 of which is paid in our common stock and the balance is paid in quarterly cash installments. In addition they receive an annual award of 1,200 restricted stock units under the Omnibus Plan. Our
Chairman of the Board receives an additional annual retainer of $40,000. Directors who are also our employees do not receive an annual retainer. Committee chairmen each receive an additional annual retainer of $6,000, except for the chairman of the Audit Committee who receives an additional annual retainer of $12,000. No additional fees are paid for attendance at Board of Director or committee meetings. Our Directors are reimbursed for any reasonable expenses incurred in attending such meetings.

     The following table sets forth the cash compensation as well as certain other compensation paid to the Company's directors during the year ended March 31, 2007:


                                                                                  CHANGE IN PENSION
                                                                                      VALUE AND
                                                                                    NON-QUALIFIED
                            FEES EARNED                            NON-EQUITY          DEFERRED
                              OR PAID       STOCK       OPTION   INCENTIVE PLAN     COMPENSATION       ALL OTHER
          NAME                IN CASH       AWARDS      AWARDS    COMPENSATION        EARNINGS        COMPENSATION     TOTAL
          ----              -----------   ----------    ------   --------------   -----------------   ------------     -----

Wallace W. Creek              $49,333     $26,711(1)      $-           $-                $-                $-         $76,044

Richard H. Fleming             53,333      26,711(1)       -            -                 -                 -          80,044

Linda A. Goodspeed             46,833      26,711(1)       -            -                 -                 -          73,544

Carlos Pascual                 43,833      26,711(1)       -            -                 -                 -          70,544

Nicholas T. Pinchuk (2)        10,000       9,049          -            -                 -                 -          19,049

Stephen Rabinowitz             49,333      26,711(1)       -            -                 -                 -          76,044

Timothy T. Tevens (3)              -           -           -            -                 -                 -              -

Ernest R. Verebelyi           108,833      26,711(1)       -            -                 -                 -         135,544

---------------------

(1) Represents the amount recognized for financial statement reporting purposes in accordance with FAS No. 123(R) using the assumptions set forth in the footnotes to the financial statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2007.

(2) Mr. Pinchuk became a member of our Board of Directors in January 2007. His compensation was prorated over the balance of fiscal 2007 and paid in fiscal 2008.

(3)  Mr. Tevens receives no separate compensation as a Director of the Company.



DIRECTORS' AND OFFICERS' INDEMNIFICATION INSURANCE

     Effective April 1, 2007, we placed our directors and officers indemnification insurance coverage with the Cincinnati Insurance Company, Axis Reinsurance Company and Federal Insurance Company for a term of one year at a cost of $248,645. The total insurance coverage is $25,000,000 of "Side A" coverage and $15,000,000 of "Side B" coverage and "Side C" coverage, with Cincinnati Insurance Company providing $10,000,000 of each type of coverage,

Axis Reinsurance Company providing $5,000,000 of each type of coverage and Federal Insurance Company providing $10,000,000 of "Side A" coverage only. This insurance provides coverage to our executive officers and directors individually where exposures exist for which we are unable to provide direct indemnification.

CONTACTING THE BOARD OF DIRECTORS

     Our  Board  of   Directors   has   adopted  a  written   policy   regarding
communications with our Board of Directors. A copy of this policy is posted on the Investor Relations section of the Company's website at WWW.CMWORKS.COM.

                             OUR EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

     The following table sets forth certain information regarding our executive officers:

      NAME                              AGE         POSITION
      ----                              ---         --------

      Timothy T. Tevens                 51          President, Chief Executive Officer and Director

      Derwin R. Gilbreath               59          Vice President and Chief Operating Officer

      Karen L. Howard                   45          Vice President - Finance and Chief Financial Officer

      Wolfgang Wegener                  59          Vice President and Managing Director - Columbus McKinnon Europe

      Joseph J. Owen                    46          Vice President and Hoist Group Leader

      Richard A. Steinberg              54          Vice President - Human Resources

      Timothy R. Harvey                 56          General Counsel and Secretary

------------------

     All of our executive officers are elected annually at the first meeting of our Board of Directors following the Annual Meeting of Shareholders and serve at the discretion of our Board of Directors. There are no family relationships between any of our officers or Directors. Recent business experience of Mr. Tevens is set forth above under "Election of Directors." Recent business experience of our executive officers who are not also Directors is as follows:

     DERWIN R. GILBREATH was elected Vice President and Chief Operating Officer in February 2005. Mr. Gilbreath has more than thirty years of experience in industrial operations and management, including as Chief Operating Officer of the Metalworking Solutions and Services Group of Kennametal, Inc. (NYSE: KMT). Prior to joining Kennametal in 1994, he served in senior operations management positions at General Signal Corporation and NL Industries.

     KAREN L. HOWARD was elected Vice President in January 1997 and named our Chief Financial Officer in January 2006 after having served as interim Chief Financial Officer since August 2005 and Treasurer since August 2004. From January 1997 to August 2004, Ms. Howard served as Vice President - Controller. From June 1995 to January 1997, Ms. Howard was employed by us in various financial and accounting capacities. Previously, Ms. Howard was employed by Ernst & Young LLP as a certified public accountant.

     WOLFGANG WEGENER was elected Vice President and Managing Director - Columbus McKinnon Europe in October 2006. From January 1986 to October 2006, Mr. Wegener served as Managing Director of Yale Industrial Products GmbH, our German subsidiary. Prior thereto, he served in various financial management positions within that company.

     JOSEPH J. OWEN was elected Vice President in August 1999. From April 1997 to August 1999, Mr. Owen was employed by us as Corporate Director - Materials Management. Prior to joining us, Mr. Owen was employed by Ernst & Young LLP in various management consulting capacities.

     RICHARD A. STEINBERG has been employed by us since August 2005, initially as Director - Human Resources and, since November 2005, as Vice President - Human Resources. Prior to joining us, Mr. Steinberg was employed by Praxair Inc. for ten years in various human resources capacities, most recently as a Region Leader and Human Resource Manager. Prior to joining Praxair in 1995, he held the positions of Human Resources Manager at Computer Task Group Inc. located in Buffalo, New York and Organizational Development Leader at The Goodyear Tire and Rubber Company located in Akron, Ohio.

     TIMOTHY R. HARVEY has been with us since 1996, initially serving as Manager
- Legal Affairs until his election as Secretary in October 2003. He also serves as our General Counsel. Prior to 1996, Mr. Harvey was engaged in the private practice of law in Buffalo, New York.


                       COMPENSATION OF EXECUTIVE OFFICERS


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Succession Committee of the Board of Directors determines the compensation of our Chief Executive Officer and other executive officers. This Committee is composed entirely of directors who are neither executive officers nor employees of our Company. In addition to determining the salary and bonus compensation for our executive officers, the Compensation and Succession Committee determines the grants under our Equity Plans and oversees the administration of other compensation plans and programs.

     The Compensation and Succession Committee has reviewed the Compensation Discussion and Analysis set forth below and has discussed it with management. In reliance on the reviews and discussions referred to above, the Compensation and Succession Committee recommended to the Board of Directors (and the Board has approved) that the Compensation Discussion and Analysis be included in this proxy statement and in the Annual Report on Form 10-K for the year ended March 31, 2007 for filing with the Securities and Exchange Commission.

June 12, 2007                               Stephen Rabinowitz, Chairman
                                            Richard H. Fleming
                                            Carlos Pascual
                                            Nicholas T. Pinchuk*

------------------
*appointed to the Compensation and Succession Committee in March 2007


COMPENSATION DISCUSSION AND ANALYSIS

     OVERVIEW. We are a leading manufacturer and marketer of hoists, cranes, chains, conveyors, material handling systems, lift tables and component parts serving a wide variety of commercial and industrial end-user markets. Our strategy is to leverage our superior material handling design and engineering know-how to provide differentiated products, systems and services to move, lift, position or secure material. We focus on industrial and commercial applications with the highest potential for increasing market share in countries that offer the greatest volume and profit potential.

     The successful execution of our business strategy depends on our ability to attract, motivate, reward, and retain executive talent with the skills to foster innovative product and service development and grow the business in developing markets with the greatest opportunity. Our executive compensation program is designed to support this strategy by:

     o    attracting   and  retaining   key  executive   talent  by  offering  a
          competitive compensation program;

     o    motivating executive actions that lead to sustained performance; and

     o    aligning   executive    compensation   with   returns   delivered   to
          shareholders.

     EXECUTIVE   COMPENSATION   PHILOSOPHY   AND   OBJECTIVES.   Our   executive
compensation program is administered by the Compensation and Succession Committee of the Board of Directors (the "Compensation Committee"). In fiscal 2007, the Compensation Committee engaged Mercer Human Resource Consulting, an international compensation consulting firm, to assist it in performing its functions. The Compensation Committee was also assisted by internal Company staff. Our Chief Executive Officer ("CEO") makes recommendations to the Compensation Committee concerning compensation actions for the named executive officers in the Summary Compensation Table below ("NEOs") other than the CEO. In developing these recommendations, the CEO receives assistance from the Vice President - Human Resources (except in the case of recommendations pertaining to the Vice President - Human Resources). In determining base salary adjustments and setting incentive targets for individual compensation elements, the Compensation Committee and CEO typically refer to market data provided by our consultant. For the CEO, Chief Financial Officer and Chief Operating Officer, the Compensation Committee has reviewed market data annually. Market data for all other executive officer positions has been reviewed every two years. Going forward, the Compensation Committee expects to review market data for all NEOs and executive officer positions annually. The Compensation Committee's composition is described in more detail in this proxy statement under the section above entitled "Corporate Governance - Compensation and Succession Committee."

     The Compensation Committee has outlined the following program objectives:

          1) WE HAVE A COMPREHENSIVE COMPENSATION PROGRAM, CONSISTING OF BASE SALARY, ANNUAL INCENTIVES, LONG-TERM INCENTIVES AND BENEFITS, THAT SUPPORTS OUR OBJECTIVE OF PROVIDING SUPERIOR VALUE TO SHAREHOLDERS AND CUSTOMERS.

     Compensation opportunity for our executives is based in part on market practice among a defined group of industrial companies that the Compensation Committee reviews and approves as an appropriate peer group, in part on the market practice of a broader population of industrial companies of comparable size (as indicated in published surveys and databases of executive compensation data), and in part on our own unique strategic business context. Base salary provides a competitive level of fixed compensation for performance of core duties and supports our ability to retain a stable executive team. Our incentive compensation plans include the Executive Management Variable Compensation Plan ("the Variable Compensation Plan"), which is designed to reward annual performance relative to annual performance targets, and the 2002 Restricted Stock Plan (the "Restricted Stock Plan"), the 2002 Incentive Stock Option Plan (the "ISO Plan"), the 2002 Non-Qualified Stock Option Plan (the "Non-Qualified Plan") and the 2006 Long Term Incentive Plan (the "Omnibus Plan") which provide rewards through equity for superior financial performance over intermediate and long-term periods. Benefit plans are designed to be competitive and responsive to the needs and interests of our employees, but are not a major factor in differentiating us in the labor market.

          2) OUR EXECUTIVE COMPENSATION PROGRAMS ARE DESIGNED TO MOTIVATE AND REWARD OUR EXECUTIVES FOR SUSTAINED PERFORMANCE THROUGH THE USE OF VARIABLE COMPENSATION TIED TO SHORT, INTERMEDIATE AND LONG-TERM RESULTS

     A significant portion of each executive's target total compensation is provided through variable compensation. Short-term performance relative to our business strategy and operating plan is addressed through our Variable Compensation Plan, which rewards annual performance. Our Restricted Stock Plan, ISO Plan, Non-Qualified Plan and Omnibus Plan (collectively, the "Equity Plans") are designed to reward superior long-term performance through equity compensation. We believe that such long-term incentives foster alignment with shareholders by providing equity awards the ultimate value of which are based on our stock price performance over time. Additionally, we incorporate specific performance criteria into the vesting or granting of awards addressing short-term and intermediate-term results, which are expected to lead to sustained financial performance and which establish a threshold to assure that performance goals are appropriately challenging but achievable with significant and effective effort.

          3) OUR BUSINESS SUCCESS DEPENDS ON OUR ABILITY TO ATTRACT AND RETAIN EXECUTIVE TALENT THROUGH COMPETITIVE COMPENSATION OPPORTUNITY

     Our business is cyclical and highly competitive. In recent years, we have faced a challenging industrial market. Our business strategy emphasizes expanding globally into new markets, enhancing our focus on distributors, heightening our focus on a better understanding of, and better connection with, our end-user customers, providing and maintaining superior service to both our distributors and end-user customers, and continuing to control costs through lean manufacturing and similar improvement disciplines. Our strategy requires that we attract executive talent with these skills and retain executives who are critical to operational excellence and maintaining and fostering key customer relationships. To support our ability to attract and retain talent, we target total compensation opportunity at the market median (50th percentile) for industrial companies of similar size with opportunity tempered by executive skills, experience and individual circumstances. We also incorporate flexibility into our compensation programs and in the assessment process to respond to, and adjust for, the evolving business environment and individual circumstances. Actual compensation is expected to vary based on our performance. We support retention through vesting schedules associated with long-term incentive awards.

     EXECUTIVE COMPENSATION POLICIES AND PRACTICES.

           OUR TARGET LABOR MARKET.  In administering the executive compensation
           -----------------------
program, the Compensation Committee relies on market data provided periodically by its external consultant based on filings made by peer companies with the Securities and Exchange Commission. For benchmarking compensation, the Compensation Committee reviews compensation data for industrial companies of comparable size, which reflects the types of companies with which we compete for talent. Here, we use a broader industrial market reference because the number of direct product and service market competitors is limited. Many of the companies that provide similar products and services are either privately-held or headquartered overseas; therefore, executive compensation data may be either unavailable or of limited applicability to the U.S. labor market in which we principally compete.

     Historically, we have used a peer group for benchmarking compensation. In March 2007, the Compensation Committee altered the peer group to broaden and better align the peer group with our current business context and strategy. The revised peer group incorporates companies that we consider primary competitors for talent, capital, and/or customers. The peers consist of industrial companies of comparable size to us (generally one-half to twice our size in terms of revenue), which typically have significant employee populations in manufacturing, product engineering and sales. In selecting the peers, the Compensation Committee excluded some companies that fit the above description but had low relative corporate governance ratings.

     In addition, we also consider data from compensation surveys published by leading compensation firms that are compiled by our consultant. The survey analysis targets companies of comparable size in the durable goods manufacturing sector, supplemented with general industry data as needed.

     One of our NEOs, Mr. Wolfgang Wegener, lives and works in Germany. The Compensation Committee considers differences in market practice and currency exchange rates between the U.S. and Germany in making compensation decisions for Mr. Wegener. In administering Mr. Wegener's compensation, the Compensation Committee considers both market practice in Germany as well as internal equity between Mr. Wegener and our other executive officers.

           OUR TARGET PAY MIX.  The total compensation package for our executive
           ------------------
officers consists of base salary, variable compensation, long-term incentives and benefits. In determining both the target level of compensation and mix of compensation elements, we consider market practice, business objectives and expectations of our shareholders.

     We have chosen a target mix of base salary, variable compensation and long-term incentives that generally reflects our peer industrial companies with actual pay mix varying based on the performance of our Company and of the individual. Peer company practices will continue to be monitored as one reference point as we make decisions regarding target pay mix. However, we will also continue to make strategic decisions based on our unique business objectives, which may differ from common peer company practices.

     While our target pay mix includes significant incentive opportunity, historically much of our compensation has been delivered in the form of base salary - due in past years to below target performance, resulting in below target annual incentive payouts, and longer intervals for granting long-term incentive opportunities. In recent years, we have moved to strengthen our pay-for-performance orientation with a higher proportion of compensation provided through variable pay. We believe the current target pay mix achieves several important objectives: it supports a strong pay-for-performance culture; it balances the focus on annual and long-term objectives in support of our business strategy; it satisfies the need for flexibility to motivate and reward exceptional performance; and it maximizes tax deductibility of compensation.

     The approximate current target pay mix for our executive officers is set forth in the table below. The target pay mix for each NEO is based on current base salary and targeted annual and long-term incentive multiples as a percentage of base salary. We established long-term incentive targets for our executive officers in fiscal 2007 with the adoption of our Omnibus Plan; however, no awards will be granted under this Plan until fiscal 2008.

                                                                             VARIABLE
                                                                           COMPENSATION         LONG-TERM
EXECUTIVE OFFICER                                       BASE SALARY           PROGRAM           INCENTIVES
-----------------                                       -----------           -------           ----------

Timothy T. Tevens,                                          36%                 27%                36%
President and Chief Executive Officer

Derwin R. Gilbreath,                                        43%                 23%                34%
Vice President and Chief Operating Officer

Karen L. Howard,                                            43%                 22%                35%
Vice President - Finance and
Chief Financial Officer

Wolfgang Wegener,                                           59%                 26%                15%
Vice President and Managing Director - Columbus
McKinnon Europe

Joseph J. Owen,                                             51%                 23%                26%
Vice President and Hoist Group Leader

-----------------------
Note:  Percentages may not total 100% due to rounding

           FACTORS   CONSIDERED  IN  MAKING   COMPENSATION   DECISIONS.   Actual
           -----------------------------------------------------------
compensation levels are a function of Company and individual performance as described under each specific compensation element below. When making pay decisions, the Compensation Committee considers the competitiveness of individual elements of compensation as well as the aggregate sum of base salary, annual incentives and the expected value of long-term incentives (determined at grant) for an executive officer. Awards are generally prorated if a NEO is promoted during the year, based on the timing of the promotion. The Compensation Committee may also consider salary increase history, past bonus awards and past equity awards as context in understanding year-to-year changes in compensation and retention effect of prior awards. Under the Variable Compensation Plan and Long-Term Incentive Program, initial award amounts are determined based on comparison of actual performance to pre-established criteria. The Compensation Committee retains the discretion to decrease the size of individual awards in situations where an executive officer's individual performance falls below expectations. Final decisions on any major element of compensation, as well as total compensation for executive officers, are made by the Compensation Committee or the full Board of Directors.

     Programs are generally applied consistently to NEOs. Exceptions related to CEO compensation are noted throughout this report. In addition, Mr. Wegener's position is located in Germany, and exceptions related to his compensation are noted throughout this report.

           CHIEF EXECUTIVE OFFICER COMPENSATION.   The  Compensation   Committee
           ------------------------------------
establishes performance objectives for the CEO based on our annual business plan and long-term strategic goals approved by the Board of Directors. Progress against these goals is monitored on a quarterly basis. The Compensation Committee evaluates the CEO's performance against these goals annually. The

Compensation Committee also considers market data provided by our consultant, comparisons of our performance to our peers, strategic achievements during the year such as acquisitions and their integration into our business, and internal assessment of the CEO's performance provided by other members of executive management. Based on these factors, the Compensation Committee makes recommendations concerning base salary increases, annual incentive award payments, targets under the Variable Compensation Plan and awards under the Long-Term Incentive Program. The Compensation Committee has regularly-scheduled executive sessions to discuss CEO performance and compensation and other matters without any executive officers present. All aspects of the CEO's compensation are approved by our full Board of Directors.

           OTHER  NAMED  EXECUTIVE   OFFICER   COMPENSATION.   The  Compensation
           ------------------------------------------------
Committee approves base salary increases, Variable Compensation Plan targets and awards under the Long-Term Incentive Program and similar arrangements for the other NEOs after receiving recommendations from our CEO (with input from the Vice President - Human Resources). The Compensation Committee makes the final decision and approves compensation decisions for all NEOs.

     COMPONENTS OF COMPENSATION

           BASE  SALARY.  Base salary  provides a fixed  amount of  compensation
           ------------
necessary to attract and retain key executives and to offset the cyclicality of our business which can cause fluctuations in variable compensation from year to year. The Compensation Committee reviews base salaries on an annual basis, recommends adjustments to the CEO's salary to the Board of Directors, and approves adjustments for other NEOs. Salary adjustments are based on an assessment of the individual executive's performance and merit, our goal of achieving market parity with the salaries of executives in the competitive market, recognition of promotion or other increases in responsibility, the scope of the executive's role relative to our other executives, and the general economic environment impacting the Company. History of salary increases may also be reviewed and considered. Mid-year adjustments are considered when there is a significant change in the executive's role or responsibility.

     In November 2006, we restructured our European operations under the name Columbus McKinnon Europe to expand the sale of our complete product portfolio into European markets. Mr. Wegener was selected to lead the expanded business unit and was promoted to Vice President. Effective December 1, 2006, Mr. Wegener's annual base salary was increased to reflect his promotion to Vice President.

     In addition, each executive officer's corporate position is assigned a title classification reflecting evaluation of the position's overall contribution to our corporate goals and the value the labor market places on the associated job skills. A range of appropriate salaries is then assigned to that title classification.

     Each Spring, these salary ranges are reviewed and may be adjusted to reflect market conditions, including changes in comparison companies, inflation and supply and demand in the market. The midpoint of the salary range corresponds to a "market rate" salary which the Compensation Committee believes is appropriate for an experienced executive who is performing satisfactorily, with salaries in excess of the salary range midpoint appropriate for executives whose performance is deemed superior or outstanding.

     The Compensation Committee has recommended that any progression within the salary range for an executive officer will depend upon a formal annual review of job performance, accomplishments and progress toward individual and/or overall goals and objectives for each segment of our business that such executive officer oversees, as well as his or her contributions to our overall direction. Long-term growth in shareholder value is an important factor. The results of executive officers' performance evaluations, as well as their demonstration and support of strong ethics and sound corporate governance, form a part of the basis of the Compensation Committee's decision to approve, at its discretion, future adjustments in base salaries of our executive officers.

     Base salary adjustments for fiscal 2007 for our NEOs are shown below:

                                                         FISCAL 2006           FISCAL 2007
EXECUTIVE OFFICER                                        BASE SALARY           BASE SALARY
-----------------                                        -----------           -----------

Timothy T. Tevens,                                        $525,000              $550,000
President and Chief Executive Officer

Derwin R. Gilbreath,                                      $300,000              $315,000
Vice President and Chief Operating Officer

Karen L. Howard,                                          $206,000(1)           $265,000
Vice President - Finance and
Chief Financial Officer

Wolfgang Wegener,                                         $355,546(2)           $373,324(2)
Vice President and Managing Director - Columbus
McKinnon Europe

Joseph J. Owen,                                           $204,000              $211,200
Vice President and Hoist Group Leader

-------------------------------

(1) Ms. Howard's base salary was increased to $265,000 in January 2006 upon her promotion to Chief Financial Officer.

(2) Mr. Wegener's base salary was increased from (euro)266,626 to (euro)279,958 in December 2006 upon his promotion to Vice President. His base salary amounts shown in the table above reflect the amounts in euros as of March 31, 2006 and March 31,2007 converted to US dollars using the conversion rate in effect at March 31, 2007.

           EXECUTIVE MANAGEMENT VARIABLE COMPENSATION PLAN.  The purpose of  the
           -----------------------------------------------
Variable Compensation Plan is to attract, motivate, reward, and retain highly qualified executives on a competitive basis and provide financial incentives that promote Company success. This Plan is designed to maximize the deductibility of bonuses paid under the Plan under Section 162(m) of the Internal Revenue Code which requires annual compensation in excess of $1,000,000 to be performance-based in order to be income tax deductible.

     At the beginning of each fiscal year, our Board of Directors establishes the key measures or "Drivers" for the Variable Compensation Plan. The Variable Compensation Plan focuses on short-term goals most important to our success over the fiscal year that are generally within the control of the participants. It is the policy and ongoing intention of our Board of Directors to establish targeted performance levels for each Driver as soon as the fiscal year budget is adopted, which typically is just prior to or just after the start of such fiscal year. Targeted performance levels are generally set for our Company as a whole, but may also encompass individual business units, groups, or divisions as appropriate. Drivers and targeted performance levels are based on the Board of

Directors' assessment of our priorities, outlook, current and projected economic conditions and other pertinent factors, and are intended to be challenging but achievable with significant and effective effort. The Board of Directors reviews audited year-end results to determine whether targeted performance levels have been met. The Board of Directors retains discretion to cap, reduce, or eliminate payments under the Variable Compensation Plan.

     The Board of Directors also determines the weighting to be assigned to each Driver. For each Driver, goals are set at threshold, target, and maximum levels. Payouts are determined by multiplying the appropriate weighting by the percentages outlined in the table below; percentages are prorated when performance falls between levels. The aggregate payout to any NEO may not exceed 300% of target.

                                                PERCENTAGE OF TARGET
    DRIVER PERFORMANCE LEVEL        (TO BE MULTIPLIED BY WEIGHT FOR EACH DRIVER)
    ------------------------        --------------------------------------------

Maximum Performance Level (or higher)                    300%
Target Performance Level                                 100%
Threshold Performance Level                               50%
Below Threshold Performance Level                          0%

     Variable compensation targets for fiscal 2007 are shown below:

                                                    VARIABLE COMPENSATION TARGET
        EXECUTIVE OFFICER                                 (% OF BASE SALARY)
        -----------------                                 ------------------

Timothy T. Tevens,
President and Chief Executive Officer                            75%

Derwin R. Gilbreath,
Vice President and Chief Operating Officer                       55%

Karen L. Howard,
Vice President - Finance and Chief Financial Officer             50%

Wolfgang Wegener,
Vice President and Managing Director -
Columbus McKinnon Europe                                         45%

Joseph J. Owen,
Vice President and Hoist Group Leader                            45%

     At the beginning of fiscal 2007, Mr. Gilbreath's Variable Compensation Plan target incentive was increased from 45% of base salary to 55% and Ms. Howard's target was increased from 45% to 50%. These changes were made in order to better align award opportunity with market practice, recognize the importance of their roles and increase the proportion of total compensation which is variable based on performance.

     Drivers and associated weightings for fiscal 2007, which were established by the Board of Directors, for each executive officer are shown below. NEOs with corporate responsibilities are measured primarily on consolidated results. Fiscal 2007 Drivers reflected the importance to us in fiscal 2007 of profitability, growth and efficient usage of capital. NEOs with specific business unit responsibility are measured on both consolidated and business unit results. Mr. Tevens, as CEO, has a specific Driver associated with succession planning given the importance of leadership to our future. This is intended to encourage and enhance his focus on the development and maintenance of sound succession plans for key management positions as well as on meaningful and robust leadership development processes.



                                     TIMOTHY T.     DERWIN R.      KAREN L.        WOLFGANG       JOSEPH J.
       FISCAL 2007 DRIVERS             TEVENS       GILBREATH       HOWARD         WEGENER          OWEN
       -------------------             ------       ---------       ------         -------          ----

Consolidated Earnings Before
Interest and Taxes                      50%            50%            50%            12.5%          25%

Consolidated Sales Growth               10%            20%            20%             5%            10%

Consolidated Working Capital as
a Percentage of Net Sales               10%            15%            15%             3.75%          7.5%

Return on Capital for Chain and
Crane Builders groups                   10%            15%            15%             3.75%          7.5%

Succession Planning based on the
Committee's evaluation of
performance relative to
specific, pre-established               20%            N/A            N/A            N/A            N/A
objectives

Hoist Business Units                    N/A            N/A            N/A            N/A            50%

Columbus McKinnon Europe                N/A            N/A            N/A            75%            N/A

     Drivers for the fiscal 2008 Variable Compensation Plan are the same except that (i) Consolidated Inventory Turns will replace Consolidated Working Capital as a Percentage of Net Sales as a Driver for all NEOs, (ii) weightings for Consolidated Earnings Before Interest and Taxes for Mr. Tevens, Mr. Gilbreath, Ms. Howard and Mr. Owen will be reduced to 40%, 45%, 45% and 22.5%, respectively, (iii) weightings for Consolidated Sales Growth for Mr. Tevens, Mr. Gilbreath, Ms. Howard and Mr. Owen will be increased to 20%, 25%, 25% and 12.5%, respectively, and (iv) weightings for Mr. Wegener for Consolidated Earnings Before Interest and Taxes, Consolidated Sales Growth, Consolidated Inventory Turns, Return on Capital for Chain and Crane Builders groups and Columbus McKinnon Europe will be 25%, 10%, 7.5%, 7.5% and 50%, respectively.

     See the Summary Compensation Table for actual awards for fiscal 2007 performance made to NEOs.

     Awards to NEOs are made under the Variable Compensation Plan in order to maximize deductibility of these amounts for federal income tax purposes under
Section 162(m) of the Internal Revenue Code. The portion of Mr. Tevens' award that is attributable to succession planning is not expected to meet the performance-based criteria required by Section 162(m) for income tax deductibility. However, the Compensation Committee has determined that it is in our best interest to include succession planning as a criteria for Mr. Tevens even though that portion of the award may not be deductible.

           LONG-TERM  INCENTIVES.  In fiscal 2006, we began to  re-evaluate  our
           ---------------------
long-term incentive strategy to better align long-term incentive awards with our current business and talent needs, resulting in the establishment of our Long-Term Incentive Program. This process continued through fiscal 2007 as we adopted the Omnibus Plan which was approved by shareholders in July 2006. Prior to this time, we had separate equity plans covering different long-term incentive vehicles - restricted stock, non-qualified stock options, and incentive stock options. All of our Equity Plans are described below.

     The objectives of the new Long-Term Incentive Program are to (i) link executive compensation and our long-term performance, (ii) better align key employees with our business strategies and with our shareholders' interests and
(iii) provide opportunity for long-term compensation that is competitive with peer companies and sufficient to attract and retain executive talent to effectively manage our business objectives.

     In developing target levels for long-term incentive compensation for NEOs in conjunction with the new equity strategy, the following factors were considered: (i) a competitive analysis provided by our consultant, (ii) the impact of roles within our Company and (iii) the cost and share usage associated with the proposed plan. Target long-term incentives (as a percentage of salary) are as follows:

                                                      LONG-TERM INCENTIVE TARGET
         EXECUTIVE OFFICER                                (% OF BASE SALARY)
         -----------------                                ------------------

Timothy T. Tevens,
President and Chief Executive Officer                             100%

Derwin R. Gilbreath,
Vice President and Chief Operating Officer                         80%

Karen L. Howard,
Vice President - Finance and Chief Financial Officer               80%

Wolfgang Wegener,
Vice President and Managing Director - Columbus McKinnon
Europe                                                             25%

Joseph J. Owen,
Vice President and Hoist Group Leader                              50%

     These targets may be adjusted by the Compensation Committee.

     The target long-term incentive mix for our NEOs consists of non-qualified stock options (30% of target value), restricted stock (30% of target value), and performance shares (40% of target value). Dollar values are converted to share numbers based on an estimate of expected value at grant.

     With the July 2006 approval of the Omnibus Plan, we anticipate regular grants will occur on an annual basis at the beginning of each fiscal year, if appropriate, based on Company performance. However, the program was introduced in the second half of fiscal 2007 in connection with a key strategic planning initiative. A revenue-based performance target was set for a partial award reflecting second half fiscal 2007 performance. Since this target was not met, no grants were made under the program for this period.

     Going forward, we expect our program to consist of the following:

           STOCK  OPTIONS AND  RESTRICTED  STOCK.  Stock options are included to
           -------------------------------------
link compensation to stock price appreciation and support our growth objectives. In order to support retention and align executives with our stock performance over a longer horizon, options vest 25% annually over four years and remain exercisable for 10 years from the date of grant.

     Restricted stock awards are designed to support executive retention and share ownership. Vesting of restricted stock awards under the Restricted Stock Plan and the Omnibus Plan is at the discretion of the Compensation Committee, subject to certain limitations; however, the current practice of the Compensation Committee is to have such awards vest ratably over three years beginning on the third anniversary of the date of the award.

     Beginning in fiscal 2008, grants of stock options and restricted stock in the following year (e.g., fiscal 2009) will be determined based on an evaluation of Return on Invested Capital performance for the fiscal year ended. Awards are determined in the following manner:


     RETURN ON INVESTED CAPITAL                GRANT VALUE
         PERFORMANCE LEVEL                    (% OF TARGET)
         -----------------                    -------------
    Below Threshold                                  0%
    Threshold                                       50%
    Target                                         100%
    Maximum                                        150%

     Grant levels between threshold and maximum will be interpolated based on results.

           PERFORMANCE  SHARES.  Grants  of  performance  shares  will  be  made
           -------------------
annually beginning in 2008 (with vesting beginning in 2010). Actual vesting of the awards and their ultimate value will be determined by relative three-year total shareholder return. Total shareholder return is based on annualized rates of return reflecting stock price appreciation plus reinvestment of dividends, if applicable. Performance will be assessed against a broader set of peer companies than is used for compensation benchmarking in order to (i) reduce the possibility of distortions in performance within a small group, (ii) better reflect the companies we compete with for capital and (iii) provide a more stable peer group over the 3-year measuring period, by reducing the effect of consolidation and attrition. The peer companies consist of companies that are of comparable size to us (generally one-half to twice our size in terms of revenue) and that we consider to be primary competitors for talent, capital, and/or customers. The performance and payout relationship is illustrated in the table below:

    RELATIVE TOTAL SHAREHOLDER                  PAYOUT
       RETURN PERFORMANCE                    (% OF TARGET)
       ------------------                    -------------

    Below 25th Percentile                           0%
    25th Percentile                                25%
    Median                                        100%
    75th Percentile and above                     150%

     Payout levels between threshold and maximum will be interpolated based on results.

     The long-term incentive strategy is designed to support our business strategy and the interests of our shareholders. Where possible, the program has been designed such that long-term incentives can qualify as performance-based compensation so that the expense associated with the program is fully deductible for federal income tax purposes. Stock options, restricted stock and performance shares are expected to qualify as performance-based compensation.

     STOCK OPTION GRANTING PRACTICES. Historically, we have made periodic stock option grants to NEOs. No grants were made to NEOs in fiscal 2007; the last grant was made in fiscal 2005, except for NEOs newly hired or promoted. The exercise price for any stock option is equal to the fair market value on the date of grant, which is an average of the opening and closing price on the date of grant. The date of grant is the date of the Board of Directors meeting at which the award is approved.

     During fiscal 2006 and 2007, Mr. Tevens and Ms. Howard had in place plans under Rule 10b-5 of the Exchange Act. These plans were established during an appropriate trading window and allowed for the exercise of options due to expire as of December 31, 2006. These plans established pre-set stock price thresholds at which a specific number of options would be exercised, with some of the shares sold to pay the exercise price and the resulting income tax from such sales. Our stock reached these pre-set threshold levels in March and April of 2006. The plans have now been fully executed.

     RETIREMENT AND DEFERRED COMPENSATION. Retirement benefits provided to NEOs (other than Mr. Wegener) are the same as those provided to our other full-time, salaried domestic employees. Retirement programs are designed to provide a competitive benefit to employees while allowing the Company to manage costs.

     The Columbus McKinnon Corporation Monthly Retirement Benefit Plan, a defined benefit pension plan (the "Pension Plan"), provides an annual benefit at age 65 equal to the product of (i) 1% of the participant's final average earnings plus 0.5% of that part, if any, of final average earnings in excess of social security covered compensation, multiplied by (ii) such participant's years of credited service, limited to 35 years.

     Mr. Wegener is covered by a pension plan sponsored by our German subsidiary, Yale Industrial Products GmbH. This defined benefit pension plan provides an annual benefit at age 65 equal to the product of (i) 0.5% of the highest average annual earnings of five years in succession of the last ten years prior to retirement, multiplied by (ii) credited years of service prior to age 65.

     We also maintain a 401(k) retirement savings plan covering non-union domestic employees. Highly compensated employees may contribute up to 7% of annual cash compensation (base salary and payments under the Variable Compensation Plan) subject to IRS limits. We match 50% of the employee's contribution up to 3% of salary.

     We maintain an Employee Stock Ownership Plan for the benefit of our domestic, non-union employees including our domestic NEOS. This Plan is considered a retirement benefit by the Company in conjunction with its defined benefit pension and 401(k) retirement savings plan.

     We do not have a non-qualified retirement or deferred compensation plan in place at this time. However, the Compensation Committee is considering the establishment of a deferred compensation plan in fiscal 2008 under which eligible participants (including our Directors and domestic NEOs) may elect to defer a portion of their compensation.

     OTHER BENEFITS AND PERQUISITES. We provide very limited perquisites and other compensation to our NEOs. Instead, as previously discussed, we have elected to provide competitive fixed compensation through salary and benefits with opportunity for additional compensation through variable compensation based on Company performance.

     NEOs may participate in benefit plans that are offered generally to salaried domestic employees such as those described above, as well as short and long-term disability, life insurance, health and welfare benefits, and paid time off.

     Because the market for executive talent is national, and in some cases, global, we may recruit from outside of the regional area in order to obtain top talent. We may elect to pay relocation costs for full-time employees who are required to relocate in connection with their employment (including NEOs) to minimize any financial detriment to the employee. In situations where we pay relocation cost, we may also provide a payment to cover the cost of any additional taxes the employee incurs as a result of the reimbursement (a gross-up payment). See the Summary Compensation Table for amounts provided to Mr. Gilbreath in connection with his relocation.

     Mr. Wegener is employed in Germany and receives government benefits including health care, pension and unemployment insurance, for which we provide mandatory contributions. Mr. Wegener is also covered by workers' compensation insurance, for which we make contributions on his behalf. Mr. Wegener is also entitled to the use of an automobile for business purposes.

     EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS.

           EMPLOYMENT AGREEMENTS. With the exception of Mr. Wegener, the Company
           ---------------------
has no employment agreements with its NEOs, but does provide these other NEOs with eligibility for severance benefits under our general severance policy.

     Mr. Wegener's agreement, entered into in 1996, does not have a fixed term and may be terminated by either party upon delivering written notice at least six months prior to the end of a calendar quarter. Mr. Wegener's base salary is reviewed and may be adjusted annually. Mr. Wegener also participates in our Variable Compensation Plan and Long-Term Incentive Program.

     Mr. Wegener's agreement contains various restrictive covenants relating to the protection of confidential information and non-disclosure.


           CHANGE IN CONTROL AGREEMENTS.  We have entered into change in control
           ----------------------------
agreements with Messrs. Tevens and Gilbreath, Ms. Howard and Mr. Owen and certain other of our officers and employees. The intent of these agreements is to provide executive officers with financial security in the event of a change-of-control to facilitate a transaction which may benefit shareholders but result in job loss to executives. The change in control agreements provide for an initial term of one year, which, absent delivery of notice of termination, is automatically renewed annually for an additional one year term. Generally, each of the NEOs (other than Mr. Wegener) is entitled to receive, upon termination of employment within 36 months of a change in control of our Company (unless such termination is because of death, disability, for cause or by the officer or employee other than for "good reason," as defined in the change in control agreements), (i) a lump sum severance payment equal to three times the sum of
(A) his or her annual salary and (B) the greater of (1) the annual target bonus under the Variable Compensation Plan in effect on the date of termination and
(2) the annual target bonus under the Variable Compensation Plan in effect immediately prior to the change in control, (ii) continued coverage for 36 months under our medical and life insurance plans, (iii) a lump sum payment equal to the actuarial equivalent of the pension payment which he or she would have accrued under our tax-qualified retirement plans had he or she continued to be employed by us for three additional years and (iv) certain other specified payments. Aggregate "payments in the nature of compensation" (within the meaning of Section 280G of the Internal Revenue Code) payable to any executive or employee under the change in control agreements is limited to the amount that is fully deductible by us under Section 280G of the Internal Revenue Code less one dollar. The events that trigger a change in control under these agreements include (i) the acquisition of 20% or more of our outstanding common stock by certain persons, (ii) certain changes in the membership of our Board of Directors, (iii) certain mergers or consolidations, (iv) certain sales or transfers of substantially all of our assets and (v) the approval by our shareholders of a plan of dissolution or liquidation.

     Under the Equity Plans, vesting of equity awards is generally not accelerated upon a change-in-control unless the executive experiences a covered termination. Change in control benefits are provided only upon a covered termination in order to support and promote shareholder interests by limiting cost of these agreements and providing a potential retention vehicle. Severance benefits payable upon a change in control are also limited to the amount that is fully tax deductible to us, which limits our cost.

     TAX AND ACCOUNTING CONSIDERATIONS. The Compensation Committee has considered the implications of Section 162(m) of the Internal Revenue Code in making decisions concerning compensation design and administration. The Compensation Committee views tax deductibility as an important consideration and intends to maintain deductibility wherever possible, but also believes that our business needs should be the overriding factor of compensation design.
Therefore, the Compensation Committee believes it is important to maintain flexibility and has not adopted a policy requiring that specific programs meet the requirements of performance-based compensation under Section 162(m). The Committee also considers tax implications for executives and structures its compensation programs to comply with Section 409A of the Internal Revenue Code. Accounting and cost implications of compensation programs are considered in program design; however, the main factor is alignment with our business needs.

INCENTIVE PLANS

     2006 LONG TERM INCENTIVE PLAN. In May 2006, we adopted the Omnibus Plan and reserved, subject to certain adjustments, an aggregate of 850,000 shares of our common stock for issuance thereunder. The Omnibus Plan was approved by our shareholders in July 2006 at our 2006 Annual Meeting. Under the terms of Omnibus Plan, incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and stock bonuses may be granted by our Compensation Committee to our officers and other key employees as well as to non-employee directors. In fiscal 2007, we granted 9,390 shares of our common stock and 7,200 restricted stock units under the Omnibus Plan.

     NON-QUALIFIED STOCK OPTION PLAN. In October 1995, we adopted the Non-Qualified Plan and reserved, subject to certain adjustments, an aggregate of 250,000 shares of our common stock for issuance thereunder. Under the terms of the Non-Qualified Plan, which was amended in 1999, options may be granted by our Compensation Committee to our officers and other key employees as well as to non-employee directors and advisors. In fiscal 2007, we granted options to purchase 10,000 shares of our common stock under the Non-Qualified Plan. There are 63,320 shares remaining for future issuance under the Non-Qualified Plan. We plan to utilize these available shares in connection with future option grants where appropriate.

     INCENTIVE STOCK OPTION PLAN. Our ISO Plan, which was adopted in October 1995 and amended in 2002, authorizes our Compensation Committee to grant to our officers and other key employees stock options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal

Revenue Code. The ISO Plan reserved, subject to certain adjustments, an aggregate of 1,750,000 shares of common stock to be issued thereunder. Options granted under the ISO Plan become exercisable over a four-year period at the rate of 25% per year commencing one year from the date of grant at an exercise price of not less than 100% of the fair market value of our common stock on the date of grant. Any option granted thereunder may be exercised not earlier than one year and not later than ten years from the date the option is granted. In the event of certain extraordinary transactions, including a change in control, the vesting of such options would automatically accelerate. In fiscal 2007, we granted options to purchase 60,000 shares of our common stock under the ISO. There are 69,280 shares remaining for future issuance under the ISO Plan. We plan to utilize these available shares in connection with future option grants where appropriate.

     RESTRICTED STOCK PLAN. Our Restricted Stock Plan, which was adopted in October 1995 and amended in 2002, reserves, subject to certain adjustments, an aggregate of 150,000 shares of our common stock to be issued upon the grant of restricted stock awards thereunder. Under the terms of the Restricted Stock
Plan, our Compensation Committee may grant to our employees restricted stock awards to purchase shares of common stock at a purchase price of not less than $.01 per share. Shares of common stock issued under the Restricted Stock Plan are subject to certain transfer restrictions and, subject to certain exceptions, must be forfeited if the grantee's employment with us is terminated at any time prior to the date the transfer restrictions have lapsed. Grantees who remain continuously employed with us become vested in their shares five years after the date of the grant, or earlier upon death, disability, retirement or other special circumstances. The restrictions on any such stock awards automatically lapse in the event of certain extraordinary transactions, including a change in our control. In fiscal 2007, we did not grant any restricted stock awards under the Restricted Stock Plan. There are 48,000 shares remaining for future issuance under the Restricted Stock Plan. We plan to utilize these available shares in connection with future awards where appropriate.

     EXECUTIVE MANAGEMENT VARIABLE COMPENSATION PLAN. In 2006, we adopted our Variable Compensation Plan to replace our previous corporate incentive plan and to pay covered employees appropriate bonuses for their performance and to obtain, for federal income tax purposes, the deductibility of bonus awards made under this Plan. Accordingly, the amounts payable under this Plan are intended to constitute "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code. Our executive officers and certain of our managers are eligible to participate in the Executive Management Variable Compensation Plan. Under this Plan, for each fiscal year, the objective performance goal(s) for each participant is set by the Compensation Committee within the first 90 days of the fiscal year. The performance goals will relate to one or more business criteria within the meaning of Section 162(m) of the Internal Revenue Code, but limited to: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Compensation and Succession Committee), sales or revenue, net income (either before or after taxes), operating earnings or income, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on investment, return on shareholders' equity, return on assets or net assets, return on capital, debt reduction, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, cost reduction or savings, customer or employee satisfaction, safety, working capital, earnings or diluted earnings per share, price per share of our common stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. After the end of each fiscal year, the Compensation Committee will determine and certify in writing the amount of bonus to be awarded to each participant in accordance with the limitations established by the Plan, which bonus will be paid in cash.

     401(K) PLAN. We maintain a 401(k) retirement savings plan which covers all of our non-union employees in the U.S., including our executive officers, who have completed at least 90 days of service. Eligible participants may contribute up to 30% of their annual compensation (7% for highly compensated employees), subject to an annual limitation as adjusted by the provisions of the Internal Revenue Code. Employee contributions are matched by us in an amount equal to 50% of the employee's contributions, as such term is defined in the 401(k) Plan. Our matching contributions are limited to the first 3.0% of the employee's base pay and vest at the rate of 20% per year.

SUMMARY COMPENSATION TABLE

         The following table sets forth the cash compensation as well as certain other compensation earned during the year ended March 31, 2007, for the Company's Chief Executive Officer, Chief Financial Officer and each of its three other most highly compensated executive officers who received annual compensation in excess of $100,000:

                                                                                  CHANGE IN PENSION
                                                                  NON-EQUITY           VALUE AND
NAME AND PRINCIPAL   FISCAL                   STOCK   OPTION   INCENTIVE PLAN  NON-QUALIFIED DEFERRED    ALL OTHER
     POSITION         YEAR   SALARY   BONUS   AWARD  AWARDS(1) COMPENSATION(2)  COMPENSATION EARNINGS   COMPENSATION     TOTAL
     --------         ----   ------   -----   -----  --------- ---------------  ---------------------   ------------     -----

Timothy T. Tevens,    2007  $550,000    $-      $-    $91,875      $401,198            $37,432(3)        $10,357(4)   $1,090,862
President and
Chief Executive
Officer

Derwin R.             2007   315,000     -       -     84,375       149,030             18,191(3)        222,037(4)      788,633
Gilbreath,
Vice President and
Chief Operating
Officer

Karen L. Howard,      2007   265,000     -       -     14,700       113,977             24,252(3)         10,090(4)      428,019
Vice President -
Finance and Chief
Financial Officer

Wolfgang Wegener,     2007   359,332(5)  -       -    150,338       336,447            661,296(6)             -        1,507,413
Vice President and
Managing Director -
Columbus McKinnon
Europe

Joseph J. Owen,       2007   211,200     -       -     22,050        94,764             21,033(3)         10,090(4)      359,137
Vice President and
Hoist Group Leader

------------------------------------

(1) Represents the amount recognized for financial statement reporting purposes in accordance with FAS No. 123(R) using the assumptions set forth in the footnotes to the financial statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2007. These values include expense for option awards granted prior to fiscal 2007, all or a portion of which vested in fiscal 2007.

(2) Represents awards under the Variable Compensation Plan earned in fiscal 2007 and paid in fiscal 2008.

(3) Represents the aggregate increase in actuarial value under the Columbus McKinnon Corporation Monthly Retirement Benefit Plan from December 31, 2005 to December 31, 2006.

(4) Consists of: (i) the value of shares of common stock allocated in fiscal 2007 under our Employee Stock Ownership Plan, or ESOP, to accounts for Messrs. Tevens and Gilbreath, Ms. Howard and Mr. Owen in the amount of $3,370 each, (ii) premiums for group term life insurance policies insuring the lives of Messrs. Tevens and Gilbreath, Ms. Howard and Mr. Owen in the amount of $120 each and (iii) our matching contributions under our 401(k) plan for Messrs. Tevens and Gilbreath, Ms. Howard and Mr. Owen in the amount of $6,600 each. The amount reflected for Mr. Tevens also includes a service award of $267, and the amount reflected for Mr. Gilbreath reflects reimbursement of relocation expenses in the amount of $136,499 and (ii) a tax gross up on such reimbursement of $75,448.

(5) Represents payments to Mr. Wegener of (euro)269,465, as converted based on the conversion rate in effect on March 31, 2007.

(6) Represents the aggregate increase in actuarial value under the Yale Industrial Products GmbH Pension Plan from March 31, 2006 to March 31, 2007 of (euro)495,910, as converted based on the conversion rate in effect on March 31, 2007.

GRANTS OF PLAN-BASED AWARDS

     The  following  table sets forth  information  with  respect to  plan-based
awards  granted  in  fiscal  2007  to  the  executives   named  in  the  summary
compensation table.

                                                                                                ALL
                                                                                               OTHER
                                                                                               STOCK     ALL
                                                                                              AWARDS:   OTHER
                                                                                              NUMBER   OPTION    EXERCISE    GRANT
                                                                                                OF     AWARDS:   OR BASE   DATE FAIR
                                                                                              SHARES   NUMBER    PRICE OF    VALUE
                                                                                                OF       OF       OPTION   OF STOCK
                                        ESTIMATED FUTURE              ESTIMATED FUTURE         STOCK SECURITIES   AWARDS      AND
                                       PAYOUTS UNDER NON-               PAYOUTS UNDER           OR   UNDERLYING    PER      OPTION
        NAME        GRANT DATE  EQUITY INCENTIVE PLAN AWARDS(1)  EQUITY INCENTIVE PLAN AWARDS  UNITS   OPTIONS    SHARE    AWARDS(2)
        ----        ----------  -------------------------------  ----------------------------  -----   -------    -----    ---------

                               THRESHOLD    TARGET     MAXIMUM   THRESHOLD  TARGET   MAXIMUM
                               ---------    ------     -------   ---------  ------   -------

Timothy T. Tevens,    4/1/06    $206,250   $412,500  $1,237,500     $-        $-        $-       -        -        $-         $-
President and Chief
Executive
Officer

Derwin R.             4/1/06      86,625    173,250     519,750      -         -         -       -        -         -          -
Gilbreath,
Vice President and
Chief  Operating
Officer

Karen L. Howard,      4/1/06      66,250    132,500     397,500      -         -         -       -        -         -          -
Vice President -
Finance and Chief
Financial Officer

Wolfgang Wegener,     4/1/06      81,331    162,662     487,987      -         -         -       -     10,000(3)  $20.86   119,100
Vice President and
Managing Director -
Columbus McKinnon
Europe

Joseph J. Owen,       4/1/06      47,520     95,040     285,120      -         -         -       -        -         -          -
Vice President and
Hoist Group Leader

-------------------

(1) Represents the potential payout range under the Variable Compensation Plan discussed above. The final fiscal 2007 payout can be found in the Summary Compensation Table in the column entitled "Non-Equity Incentive Plan Compensation."

(2) Reflects the aggregate grant date fair value of the equity awards as determined under FAS No. 123(R).

(3) Represents options issued under the Non-Qualified Plan. The options have a ten year term and vest ratably over a four-year period.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table sets forth information with respect to the executives named in the summary compensation table relating to unexercised stock options, stock that has not vested, and equity incentive plan awards outstanding as of March 31, 2007:

                                         OPTION AWARDS                                            STOCK AWARDS
                                         -------------                                            ------------

                                                                                                                           EQUITY
                                                                                                             EQUITY       INCENTIVE
                                                                                                            INCENTIVE   PLAN AWARDS:
                                                  EQUITY                                                   PLAN AWARDS:   MARKET OR
                                              INCENTIVE PLAN                                                NUMBER OF   PAYOUT VALUE
                     NUMBER OF     NUMBER OF  AWARDS: NUMBER                    NUMBER OF    MARKET VALUE    UNEARNED    OF UNEARNED
                    SECURITIES     SECURITIES OF SECURITIES                     SHARES OR    OF SHARES OR     SHARES,       SHARES,
                    UNDERLYING     UNDERLYING  UNDERLYING                        UNITS OF      UNITS OF      UNITS OR      UNITS OR
                    UNEXERCISED   UNEXERCISED  UNEXERCISED  OPTION    OPTION    STOCK THAT    STOCK THAT  OTHER RIGHTS  OTHER RIGHTS
                      OPTIONS       OPTIONS      UNEARNED  EXERCISE EXPIRATION   HAVE NOT      HAVE NOT     THAT HAVE     THAT HAVE
       NAME         EXERCISABLE  UNEXERCISABLE   OPTIONS    PRICE      DATE       VESTED        VESTED     NOT VESTED    NOT VESTED
       ----         -----------  -------------   -------    -----      ----       ------        ------     ----------    ----------

Timothy T. Tevens,    23,810(1)           -         -      $20.60     4/1/09         -             -            -             -
President and Chief   30,190(1)           -                 20.60     4/1/09
Executive Officer     38,620(2)           -                 10.00    8/20/11
                      21,380(2)           -                 10.00    8/20/11
                      62,500(3)      62,500                  5.46    5/17/14

Derwin R.             22,500(4)      22,500         -       13.91    3/29/15         -             -            -             -
Gilbreath,
Vice President and
Chief Operating
Officer

Karen L. Howard,      22,345(1)           -         -      $20.60     4/1/09         -             -            -             -
Vice President -      13,655(1)           -                 20.60     4/1/09
Finance and Chief     40,500(2)           -                 10.00    8/20/11
Financial Officer      4,500(2)           -                 10.00    8/20/11
                      10,000(3)      10,000                  5.46    5/17/14

Wolfgang Wegener,      1,000(5)           -         -       29.00     6/1/08         -             -            -             -
Vice President and    18,000(1)           -                 20.60     4/1/09
Managing Director -   15,000(2)           -                 10.00    8/20/11
Columbus McKinnon      5,000(3)      10,000                  5.46    5/17/14
Europe                     -         10,000(6)              20.86   10/17/16

Joseph J. Owen,        1,000(5)           -         -       29.00     6/1/08         -             -            -             -
Vice President and    18,000(1)           -                 20.60     4/1/09
Hoist Group Leader    22,500(2)           -                 10.00    8/20/11
                       7,500(3)      15,000                  5.46    5/17/14

---------------------

(1) These options were granted on April 1, 1999 and vest ratably over a four-year period, beginning April 1, 2000.

(2) These options were granted on August 20, 2001 and vest ratably over a four-year period, beginning August 1, 2002.

(3) These options were granted on May 17, 2004 and vest ratably over a four-year period, beginning May 17, 2005.

(4) These options were granted on March 29, 2005 and vest ratably over a four-year period, beginning March 29, 2006.

(5) These options were granted on June 1, 1998 and vest ratably over a four-year period, beginning June 1, 1999.

(6) These options were granted on October 17, 2006 and vest ratably over a four-year period, beginning October 17, 2007.

OPTIONS EXERCISED AND STOCK VESTED

     The following table sets forth information with respect to the executives named in the summary compensation table relating to the exercise of stock options, stock appreciation rights and similar rights, and the vesting of stock in connection therewith, in fiscal 2007:


                                               OPTION AWARDS                                     STOCK AWARDS
                                               -------------                                     ------------

                                  NUMBER OF SHARES      VALUE REALIZED ON     NUMBER OF SHARES ACQUIRED        VALUE REALIZED
               NAME             ACQUIRED ON EXERCISE       EXERCISE(1)               ON VESTING                  ON VESTING
               ----             --------------------       -----------               ----------                  ----------

Timothy T. Tevens, President           39,147                $498,539                     -                          -
and Chief Executive Officer

Derwin R. Gilbreath,                      -                     -                         -                          -
Vice President and
Chief Operating Officer

Karen L. Howard,                       38,833                495,358                      -                          -
Vice President - Finance and
Chief Financial Officer

Wolfgang Wegener,                         -                     -                         -                          -
Vice President and Managing
Director - Columbus McKinnon
Europe

Joseph J. Owen,                         7,500                142,500                      -                          -
Vice President and Hoist
Group Leader

--------------------

(1) Represents the difference between the option exercise price and the average of the high and low prices of our common stock on the date of exercise as quoted on Nasdaq.

PENSION PLAN

     We have a non-contributory, defined benefit Pension Plan which provides certain of our domestic employees with retirement benefits. As defined in the Pension Plan, a participant's annual pension benefit at age 65 is equal to the product of (i) 1% of the participant's final average earnings, as calculated by the terms of the Pension Plan, plus 0.5% of that part, if any, of final average earnings in excess of such participant's "social security covered compensation," as such term is defined in the Pension Plan, multiplied by (ii) such participant's years of credited service, limited to 35 years. Plan benefits are not subject to reduction for social security benefits.

     As discussed above, Mr. Wegener is covered by a pension plan sponsored by our German subsidiary, Yale Industrial Products GmbH. This defined benefit pension plan provides an annual benefit at age 65 equal to the product of (i) 0.5% of the highest average annual earnings of five years in succession of the last ten years prior to retirement, multiplied by (ii) credited years of service prior to age 65.

     The following table sets forth with respect to each of our plans that provides retirement benefits to our NEOs, (i) the years of credited service of each of the executives named in the summary compensation table, (ii) the present value of his or her accumulated benefit and (iii) payments received by him or her during fiscal 2007:



                                                              NUMBER OF YEARS OF        PRESENT VALUE OF       PAYMENTS DURING
             NAME                        PLAN NAME            CREDITED SERVICE(1)      ACCUMULATED BENEFIT     LAST FISCAL YEAR
             ----                        ---------            -----------------        -------------------     ----------------

Timothy T. Tevens, President     Columbus McKinnon                   14.67                  $225,741(2)                -
and Chief Executive Officer      Corporation Monthly
                                 Retirement Benefit Plan

Derwin R. Gilbreath,             Columbus McKinnon                    0.83                    18,191(2)                -
Vice President and Chief         Corporation Monthly
Operating Officer                Retirement Benefit Plan

Karen L. Howard,                 Columbus McKinnon                   10.50                   122,188(2)                -
Vice President - Finance and     Corporation Monthly
Chief Financial Officer          Retirement Benefit Plan

Wolfgang Wegener,                Yale Industrial Products            29.42                 2,575,994(3)                -
Vice President and Managing      GmbH Pension Plan
Director - Columbus McKinnon
Europe

Joseph J. Owen,                  Columbus McKinnon                    8.67                   100,644(2)                -
Vice President and Hoist Group   Corporation Monthly
Leader                           Retirement Benefit Plan

--------------------

(1)  Years of accredited service is determined as of December 31, 2006.

(2) The present value of accumulated benefit under the Columbus McKinnon Corporation Monthly Benefit Plan is calculated as of December 31, 2006 using (i) a discount rate of 6.00%, (ii) the GAM 1994 Group Annuity Table for Males and Females and (iii) the earliest retirement age at which benefits are not reduced (typically, age 65).

(3) The present value of accumulated benefit under the Yale Industrial Products GmbH Pension Plan is calculated as of March 31, 2007 using (i) a discount rate of 4.75%, (ii) the Richttafeln 2005G by Klaus Heubeck Mortality Table,
     (iii) the retirement age under German social security legislation and (iv) the euro to dollar conversion rate in effect on March 31, 2007.

NON-QUALIFIED DEFERRED COMPENSATION

     We do not have any non-qualified defined contribution or other plan that provides for the deferral of compensation. However, the Compensation Committee is considering the establishment of a deferred compensation plan in fiscal 2008 under which eligible participants (including our directors and domestic NEOs) may elect to defer a portion of their compensation.

OTHER POTENTIAL POST-EMPLOYMENT PAYMENTS

     It is our policy to provide severance benefits to each of our domestic full-time salaried employees and hourly employees not covered by a collective bargaining agreement who involuntarily lose their positions without cause. Eligible employees who sign a release generally receive (i) one week of base salary at the rate then in effect for each full year of continuous service (with any fractions being rounded up) and (ii) continuation of medical, dental and life insurance benefits for the severance period.

     The following table sets forth the amount each NEO would receive under various termination scenarios described above using the following assumptions:

     o    Termination of employment on March 31, 2007; and
     o Exercise of all options and vesting of all restricted stock based on the closing market price of $22.39 per share of our common stock on March 31, 2007.


                                                                               TERMINATION IN
                              VOLUNTARY                         INVOLUNTARY    CONNECTION WITH
NAME                         TERMINATION       RETIREMENT(2)    TERMINATION   CHANGE IN CONTROL        DEATH
----                         -----------       ----------       -----------   -----------------        -----

Timothy T. Tevens,           $1,937,320(1)     $2,338,918(2)    $2,510,262(3)    $5,576,163(4)      $2,388,518(5)
President and Chief
Executive Officer

Derwin R. Gilbreath,            220,482(1)        369,912(2)       388,157(3)     1,846,453(4)         419,512(5)
Vice President and Chief
Operating Officer

Karen L. Howard,                814,732(1)        929,109(2)       991,747(3)     2,122,419(4)         978,709(5)
Vice President - Finance
and Chief Financial
Officer

Wolfgang Wegener,               345,045(7)        681,492(8)     1,759,362(9)     1,759,362(10)        681,492(11)
Vice President and
Managing Director -
Columbus McKinnon
Europe(6)

Joseph J. Owen,                 458,684(1)        553,848(2)       596,883(3)     1,769,565(4)         603,448(5)
Vice President and Hoist
Group Leader

---------------

(1) Includes (i) the value of vested stock options and (ii) accrued vacation through the date of termination. In addition, each NEO would be entitled to receive (i) accrued salary through the date of termination, (ii) the vested portion of his or her 401(k) Plan account and (iii) benefits under the Pension Plan (assuming such NEO is vested and eligible to retire). Generally, employees who voluntarily terminate their employment are not eligible to receive an award under the Variable Compensation Plan earned in fiscal 2007 if they are not continuously employed through the date of payment.

(2) Includes (i) the value of vested stock options, (ii) awards under the Variable Compensation Plan earned in fiscal 2007 and paid in fiscal 2008,
     (iii) accrued vacation through the date of termination and (iv) a company retirement gift. In addition, each NEO would be entitled to receive (i) accrued salary through the date of termination, (ii) the vested portion of his or her 401(k) Plan account, (iii) benefits under the Pension Plan (assuming such NEO is vested and eligible to retire) and (iv) vested benefits under our ESOP.

(3) Includes (i) severance (including medical, dental and life insurance continuation benefits under our severance policy), (ii) the value of vested stock options, (iv) awards under the Variable Compensation Plan earned in fiscal 2007 and paid in fiscal 2008 and (iii) accrued vacation through the date of termination. In addition, each NEO would be entitled to receive (i) accrued salary through the date of termination, (ii) the vested portion of his or her 401(k) Plan account and (iii) benefits under the Pension Plan (assuming such NEO is vested and eligible to retire).

(4) Includes (i) termination payments under the change in control agreements (up to the maximum permitted), (ii) medical, dental and life insurance continuation benefits, (iii) the value of vested stock options and (iv) accrued vacation through the date of termination. In addition, each NEO would be entitled to receive (i) accrued salary through the date of termination, (ii) the vested portion of his or her 401(k) Plan account and
     (iii) benefits under the Pension Plan (assuming such NEO is vested and eligible to retire).

(5) Includes (i) group term life insurance benefits, (ii) the value of vested stock options, (iii) awards under the Variable Compensation Plan earned in fiscal 2007 and paid in fiscal 2008 and (iv) accrued vacation through the date of termination. In addition, each NEO would be entitled to receive (i) accrued salary through the date of termination, (ii) the vested portion of his or her 401(k) Plan account, (iii) benefits under the Pension Plan to his or her spouse (assuming such NEO is vested and eligible to retire) and
     (iv) vested benefits under our ESOP. Under our group term life insurance plan, all domestic full-time salaried employees and hourly employees are entitled to a death benefit equal to one times their annual base salary, with a minimum benefit of $25,000 and a maximum benefit of $50,000.

(6) As a non-domestic employee, Mr. Wegener is not a participant in our Pension Plan, 401(k) Plan, group term life insurance plan or medical plans.

(7) Represents the value of vested stock options. In addition, Mr. Wegener would be entitled to receive (i) accrued salary through the date of termination and (ii) benefits under the Yale Industrial Products GmbH Pension Plan (assuming he is eligible to retire). Generally, employees who voluntarily terminate their employment are not eligible to receive an award under the Variable Compensation Plan earned in fiscal 2007 if they are not continuously employed through the date of payment.

(8) Includes (i) the value of vested stock options and (ii) awards under the Variable Compensation Plan earned in fiscal 2007 and paid in fiscal 2008. In addition, Mr. Wegener would be entitled to receive (i) accrued salary through the date of termination and (ii) benefits under the Yale Industrial Products GmbH Pension Plan (assuming he is eligible to retire).

(9) Includes (i) severance, (ii) the value of vested stock options and (iii) awards under the Variable Compensation Plan earned in fiscal 2007 and paid in fiscal 2008. In addition, Mr. Wegener would be entitled to receive (i) accrued salary through the date of termination and (ii) benefits under the Yale Industrial Products GmbH Pension Plan (assuming he is eligible to retire).

(10) Mr. Wegener is not subject to in a change in control agreement. The benefits he would receive following a termination of employment following a change in control would be the same as he would receive following an involuntary termination of employment.

(11) Includes (i) death benefits under the Yale Industrial Products GmbH Pension Plan, (ii) the value of vested stock options and (iii) awards under the Variable Compensation Plan earned in fiscal 2007 and paid in fiscal 2008.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of March 31, 2007, including the Restricted Stock Plan, Omnibus Plan, Non-Qualified Plan and ISO Plan.


                                                                                             NUMBER OF SECURITIES
                                                                                             REMAINING FOR FUTURE
                                 NUMBER OF SECURITIES TO BE        WEIGHTED AVERAGE          ISSUANCE UNDER EQUITY
                                   ISSUED UPON EXERCISE OF        EXERCISE PRICE OF           COMPENSATION PLANS
                                    OUTSTANDING OPTIONS,         OUTSTANDING OPTIONS,        (EXCLUDING SECURITIES
PLAN CATEGORY                        WARRANTS AND RIGHTS         WARRANTS AND RIGHTS      REFLECTED IN FIRST COLUMN)
-------------                        -------------------         -------------------      --------------------------

Equity compensation plans                  931,150                      $12.28                     1,014,010
approved by security holders

Equity compensation plans not                  -                           -                             -
approved by security holders
                                          --------                     -------                     ---------
      Total                                931,150                      $12.28                     1,014,010



RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Our Audit Committee retained Ernst & Young LLP to audit our consolidated financial statements for fiscal 2007. All services provided on our behalf by Ernst & Young LLP during fiscal 2006 and 2007 were approved in advance by our Audit Committee. The aggregate fees billed to us by Ernst & Young LLP for fiscal 2006 and 2007 are as follows:


                                                            FISCAL YEAR
                                                            -----------
                                                         2007          2006
                                                         ----          ----
                                                          ($ in thousands)

           Audit Fees..................................   $818        $1,007
           Audit Related Fees..........................    117            89
           Tax Fees....................................    152           130
           All Other Fees..............................      0             2
                                                        ------        ------

                    Total.............................. $1,087        $1,228
                                                        ======        ======


     Our Audit Committee has selected Ernst & Young LLP, independent certified public accountants, to act as our independent auditors for fiscal 2008. We expect that a representative of Ernst & Young LLP will attend the Annual Meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from shareholders.

                          REPORT OF THE AUDIT COMMITTEE

REVIEW OF OUR AUDITED FINANCIAL STATEMENTS

     Our Audit Committee is comprised of the Directors named below, each of whom is independent as defined under Section 10A(m)(3) of the Exchange Act and under the Nasdaq Stock Market, LLC listing standards currently in effect. In addition, pursuant to the requirements of Section 407 of the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that each of Messrs. Fleming and Creek qualifies as an "audit committee financial expert."

     The Audit Committee operates under a written charter which includes provisions requiring Audit Committee advance approval of all audit and non-audit services to be provided by independent public accountants. However, as a matter of course, we will not engage any outside accountants to perform any audit or non-audit services without the prior approval of the Audit Committee.

     The Audit Committee has reviewed and discussed our audited financial statements for the year ended March 31, 2007 with our management. The Audit
Committee has also discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

     The Audit Committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," and has discussed the independence of Ernst & Young LLP with that firm.

     Based on the review and the discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2007 for filing with the Securities and Exchange Commission.


                                           Richard H. Fleming, Chairman
                                           Wallace W. Creek
                                           Stephen Rabinowitz
                                           Linda A. Goodspeed

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Succession Committee is composed of Carlos Pascual, Richard H. Fleming, Stephen Rabinowitz, and Nicholas T. Pinchuk, each an independent Director. No interlocking relationship exists between any member of our Compensation and Succession Committee or any of our executive officers and any member of any other company's board of directors or compensation committee (or equivalent), nor has any such relationship existed in the past. No member of our Compensation and Succession Committee was, during fiscal 2007 or prior thereto, an officer or employee of our Company or any of our subsidiaries.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our Directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission and Nasdaq initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Our executive officers, Directors and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended March 31, 2007 all Section 16(a) filing requirements applicable to our executive officers, Directors and greater than 10% beneficial owners were complied with, except Mr. Pinchuk was two days late in filing his initial statement of beneficial ownership on Form 3.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of March 31, 2007 regarding the beneficial ownership of our common stock by (i) each person who is known by us to own beneficially more than 5% of our common stock; (ii) by each Director; (iii) by each of our executive officers named in the Summary Compensation Table and (iv) by all of our executive officers and Directors as a group.

                                                    NUMBER OF       PERCENTAGE
 DIRECTORS, OFFICERS AND 5% SHAREHOLDERS            SHARES (1)       OF CLASS
 ---------------------------------------            ----------       --------

 Ernest R. Verebelyi (2)                                 2,565             *
 Timothy T. Tevens (2)(3)                              263,315         1.40%
 Carlos Pascual (2)                                     11,565             *
 Richard H. Fleming (2)                                  8,069             *
 Wallace W. Creek (2)                                   10,065             *
 Stephen Rabinowitz (2)                                  3,065             *
 Linda A. Goodspeed (2)                                  4,115             *
 Nicholas T. Pinchuk(2)                                      0
 Karen L. Howard (2)(4)                                136,380             *
 Derwin R. Gilbreath (2)(5)                             22,650             *
 Wolfgang Wegener (2)(6)                                44,000             *
 Joseph J. Owen (2)(7)                                  69,027             *
 All Directors and Executive Officers as a
     Group (14 persons) (8)                            594,551         3.16%
 Columbus McKinnon Corporation Employee Stock
     Ownership Plan (2)                                908,430         4.83%
 Jeffrey L. Gendell (9)                              1,505,711         8.00%
 AXA Financial, Inc. (10)                              945,425         5.02%
 Wells Fargo & Company (11)                          1,090,625         5.79%
 Fidelity Management & Research Company (12)         1,337,630         7.11%
 Artisan Partners LP (13)                            1,781,300         9.46%

--------------------
 * Less than 1%.

(1) Rounded to the nearest whole share. Unless otherwise indicated in the footnotes, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder, except to the extent that authority is shared by spouses under applicable law.

(2) The business address of each of the executive officers and directors is 140 John James Audubon Parkway, Amherst, New York 14228-1197.

(3) Includes (i) 43,326 shares of common stock owned directly, (ii) 7,000 shares of common stock owned directly by Mr. Tevens' spouse, (iii) 50 shares of common stock owned by Mr. Tevens' son, (iv) 5,189 shares of common stock allocated to Mr. Tevens' ESOP account and (v) 207,750 shares of common stock issuable under options granted to Mr. Tevens which are exercisable within 60 days. Excludes 31,250 shares of common stock issuable under options granted to Mr. Tevens which are not exercisable within 60 days.

(4) Includes (i) 38,168 shares of common stock owned directly, (ii) 2,212 shares allocated to Ms. Howard's ESOP account and (iii) 96,000 shares of common stock issuable under options granted to Ms. Howard which are exercisable within 60 days. Excludes (i) 906,218 additional shares of common stock owned by the ESOP for which Ms. Howard serves as one of three trustees and for which she disclaims any beneficial ownership and (ii) 5,000 shares of common stock issuable under options granted to Ms. Howard which are not exercisable within 60 days.

(5) Includes (i) 22,500 shares of common stock issuable under options granted to Mr. Gilbreath which are exercisable within 60 days and (ii) 150 shares of common stock allocated to Mr. Gilbreath's ESOP account. Excludes 22,500 shares of common stock issuable under options granted to Mr. Gilbreath which are not exercisable within 60 days.

(6) Includes 44,000 shares of common stock issuable under options granted to Mr. Wegener which are exercisable within 60 days. Excludes 15,000 shares of common stock issuable under options granted to Mr. Wegener which are not exercisable within 60 days.

(7) Includes (i) 9,644 shares of common stock owned directly, (ii) 1,556 shares of common stock allocated to Mr. Owen's ESOP account, (iii) 1,327 shares of common stock owned by Mr. Owen's spouse, and (iv) 56,500 shares of common stock issuable under options granted to Mr. Owen which are exercisable within 60 days. Excludes 7,500 shares of common stock issuable under options granted to Mr. Owen which are not exercisable within 60 days.

(8) Includes (i) options to purchase an aggregate of 449,250 shares of common stock issuable to certain executive officers which are exercisable within 60 days. Excludes the shares of common stock owned by the ESOP as to which Ms. Howard, Mr. Harvey and Mr. Steinberg serve as trustees, except for an aggregate of 10,342 shares allocated to the respective ESOP accounts of our executive officers and (ii) options to purchase an aggregate of 121,250 shares of common stock issued to certain executive officers which are not exercisable within 60 days.

(9) Information with respect to Jeffrey L. Gendell is based on a Schedule 13G/A filed with the Securities and Exchange Commission on December 31, 2006 by a group consisting of Tontine Management, L.L.C., Tontine Partners, L.P., Tontine Capital Management, L.L.C., Tontine Associates, L.L.C. and Jeffrey
     L. Gendell (individually and as managing member of Tontine Management, L.L.C., Tontine Capital Management, L.L.C. and Tontine Associates, L.L.C.). Based solely upon information in this Schedule 13G/A, Jeffrey L. Gendell and these affiliated entities share voting power and dispositive power with respect to all of such shares of common stock. The stated business address for Jeffrey L. Gendell is 55 Railroad Avenue, 3rd Floor, Greenwich, Connecticut 06830.

(10) Information with respect to AXA Financial, inc. is based on a Schedule 13G filed with the Securities and Exchange Commission on December 31, 2006 by a group consisting of AXA Financial, Inc.; three French mutual insurance companies, ASA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, and AXA Courtage Assurance Mutuelle (collectively, the "Mutuelles AXA"), as a group; AXA; and their subsidiaries. Based solely upon information in this
     Schedule 13G, AXA Assurances I.A.R.D. Mutuelle and these affiliated entities share voting power and dispositive power with respect to all of such shares of common stock. The stated business address for AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104.

(11) Information with respect to Wells Fargo & Company is based on a Schedule 13G filed with the Securities and Exchange Commission on December 31, 2006. Based solely upon information in this Schedule 13G, Wells Fargo & Company has sole voting power and dispositive power with respect to all of such shares of common stock. The stated business address for Wells Fargo & Company is 420 Montgomery Street, San Francisco, California 94104.

(12) Information with respect to Fidelity Management & Research Company is based on a Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on December 31, 2006 by a group consisting of Edward C. Johnson 3d, members of the family of Edward C. Johnson 3d, Pyramis Global Advisors Trust Company, and Fidelity International Limited. Based solely upon information in this Schedule 13G, FMR Corp. and its direct and indirect subsidiaries share voting power and dispositive power with respect to all such shares of common stock. The stated business address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

(13) Information with respect to Artisan Partners LP is based on a Schedule 13G/A filed with the Securities and Exchange Commission on December 31, 2006 by a group consisting of Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler and Carlene Murphy Ziegler. Based solely upon information in this Schedule 13G/A, Artisan Partners LP and these affiliated entities share voting power and dispositive power with respect to all such shares of common stock. The business address of Artisan Partners LP, Artisan Investment Corporation, Mr. Ziegler and Ms. Ziegler is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Our Board of Directors has adopted a written policy regarding the review, approval and ratification of transactions with related persons. The policy describes the types of transactions covered, the standards to be applied and the persons responsible for approving and reviewing related person transactions. A copy of this policy is posted on the Investor Relations section of the Company's website at WWW.CMWORKS.COM. In 2007, the Company did not engage in any transaction with a related person in which the amount involved exceeded $120,000.


                             SOLICITATION OF PROXIES

     The cost of solicitation of proxies will be borne by us, including expenses in connection with preparing and mailing this Proxy Statement. In addition to the use of the mail, proxies may be solicited by personal interviews or by telephone, telecommunications or other electronic means by our Directors, officers and employees at no additional compensation. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of our common stock, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.


                                  OTHER MATTERS

     Our management does not presently know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if other matters are presented, the accompanying proxy confers upon the person or persons entitled to vote the shares represented by the proxy, discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.


                             SHAREHOLDERS' PROPOSALS

     Proposals of shareholders intended to be presented at the 2008 Annual Meeting must be received by us by February 29, 2008 to be considered for inclusion in our Proxy Statement and form of proxy relating to that meeting. In addition, our by-laws require that notice of shareholder proposals and nominations for director be delivered to our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the Annual Meeting for the preceding year; provided, however, if the Annual Meeting is not scheduled to be held within a period commencing 30 days before such anniversary date and ending 30 days after such anniversary date, such shareholder notice shall be delivered by the later of (i) 60 days prior to the date of the Annual Meeting or (ii) the tenth day following the date such Annual Meeting date is first publicly announced or disclosed. The date of the 2008 Annual Meeting has not yet been established. Nothing in this paragraph shall be deemed to require us to include in our Proxy Statement and proxy relating to the 2008 Annual Meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the Exchange Act, and the rules and regulations promulgated thereunder.

                                OTHER INFORMATION

     WE WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED MARCH 31, 2007, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. Such written request should be directed to Columbus McKinnon Corporation, 140 John James Audubon Parkway, Amherst, New York 14228-1197, Attention: Secretary. Each such request must set forth a good faith representation that, as of June 8, 2007, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting.

     The accompanying Notice and this Proxy Statement are sent by order of our Board of Directors.


                                                 TIMOTHY R. HARVEY
                                                 Secretary


Dated:  June 27, 2007

                          COLUMBUS MCKINNON CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 30, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints TIMOTHY T. TEVENS and KAREN L. HOWARD and each or any of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of COLUMBUS McKINNON CORPORATION (the "Company") to be held at the Ramada Hotel and Conference Center at 2402 North Forest Road, Amherst, New York, on July 30, 2007 at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.


                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          COLUMBUS MCKINNON CORPORATION

                                  July 30, 2007

                            PROXY VOTING INSTRUCTIONS

MAIL - DATE,  SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE  PROVIDED AS SOON AS
----
POSSIBLE.
                                 - OR -
TELEPHONE - CALL TOLL-FREE  1-800-PROXIES (1  800-776-9437)  FROM ANY TOUCH TONE
---------
TELEPHONE AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.
                                 - OR -
INTERNET - ACCESS WWW.VOTEPROXY.COM AND FOLLOW THE ON-SCREEN INSTRUCTIONS.  HAVE
--------          -----------------
YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

COMPANY NUMBER IS
                    -------------------
ACCOUNT NUMBER IS
                    -------------------

You may enter your voting instructions at 1 -800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

     Please detach along the perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.
--

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/


1. ELECTION OF DIRECTORS:
                                             NOMINEES:

|_|      FOR ALL NOMINEES                    o  TIMOTHY T. TEVENS

|_|      WITHHOLD AUTHORITY                  o  RICHARD H. FLEMING
         FOR ALL NOMINEES
                                             o  ERNEST R. VEREBELYI
|_|      FOR ALL EXCEPT
         (see instructions below)            o  WALLACE W. CREEK

                                             o  STEPHEN RABINOWITZ

                                             o  LINDA A. GOODSPEED

                                             o  NICHOLAS T. PINCHUK

INSTRUCTION:  To withhold  authority to vote for any individual  nominee(s) mark
------------
"FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1 and 2.

To change the address on your account, please check the box at right    |_|
and  indicate  your new address in the  address  space  above.
Please note that changes to the registered name(s) on the account may not be submitted via this method.


Signature of Shareholder                       Date:
                         ---------------------      -------------------

Signature of Shareholder                       Date:
                         ---------------------      -------------------

Note: Please sign exactly as name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                          COLUMBUS MCKINNON CORPORATION

                          EMPLOYEE STOCK OWNERSHIP PLAN
           VOTING INSTRUCTION CARD FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 30, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The Trustees of the Columbus McKinnon Corporation Employee Stock Ownership Plan (the "ESOP") are hereby authorized to be present and to vote at the Annual Meeting of Shareholders of COLUMBUS McKINNON CORPORATION (the "Company") to be held at the Ramada Hotel and Conference Center at 2402 North Forest Road, Amherst, New York, on July 30, 2007 at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.


                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          COLUMBUS MCKINNON CORPORATION

                                  July 30, 2007

                                      ESOP

                            PROXY VOTING INSTRUCTIONS

MAIL - DATE,  SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE  PROVIDED AS SOON AS
----
POSSIBLE.
                                 - OR -
TELEPHONE - CALL TOLL-FREE  1-800-PROXIES (1  800-776-9437)  FROM ANY TOUCH TONE
---------
TELEPHONE AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.
                                 - OR -
INTERNET - ACCESS WWW.VOTEPROXY.COM AND FOLLOW THE ON-SCREEN INSTRUCTIONS.  HAVE
--------          -----------------
YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

COMPANY NUMBER IS
                    -------------------
ACCOUNT NUMBER IS
                    -------------------

You may enter your voting instructions at 1 -800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

     Please detach along the perforated line and mail in the envelope provided IF you are not voting via telephone or the internet.
--

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

     THE TRUSTEES MAKE NO RECOMMENDATION WITH RESPECT TO VOTING YOUR ESOP SHARES ON ANY PROPOSALS.

1. ELECTION OF DIRECTORS:
                                             NOMINEES:

|_|      FOR ALL NOMINEES                    o  TIMOTHY T. TEVENS

|_|      WITHHOLD AUTHORITY                  o  RICHARD H. FLEMING
         FOR ALL NOMINEES
                                             o  ERNEST R. VEREBELYI
|_|      FOR ALL EXCEPT
         (see instructions below)            o  WALLACE W. CREEK

                                             o  STEPHEN RABINOWITZ

                                             o  LINDA A. GOODSPEED

                                             o  NICHOLAS T. PINCHUK

INSTRUCTION:  To withhold  authority to vote for any individual  nominee(s) mark
------------
"FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

WHEN PROPERLY EXECUTED, THIS VOTING INSTRUCTION WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE TRUSTEES WILL VOTE ANY ALLOCATED ESOP SHARES "FOR" PROPOSAL NOS. 1 AND 2.

To change the address on your account, please check the box at right    |_|
and  indicate  your new address in the  address  space  above.
Please note that changes to the registered name(s) on the account may not be submitted via this method.


Signature of Shareholder                       Date:
                         ---------------------      -------------------

Signature of Shareholder                       Date:
                         ---------------------      -------------------

Note: Please sign exactly as name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                   BROKER CARD

                          COLUMBUS MCKINNON CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 30, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints TIMOTHY T. TEVENS and KAREN L. HOWARD and each or any of them, attorneys and proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of COLUMBUS McKINNON CORPORATION (the "Company") to be held at the Ramada Hotel and Conference Center at 2402 North Forest Road, Amherst, New York, on July 30, 2007 at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.


                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          COLUMBUS MCKINNON CORPORATION

                                  July 30, 2007

                            PROXY VOTING INSTRUCTIONS



                           PLEASE DATE, SIGN AND MAIL
                             YOUR PROXY CARD IN THE
                            ENVELOPE PROVIDED AS SOON
                                   AS POSSIBLE



Please detach along the perforated line and mail in the envelope provided IF you
                                                                          --
are not voting via telephone or the internet.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/


1. ELECTION OF DIRECTORS:
                                             NOMINEES:

|_|      FOR ALL NOMINEES                    o  TIMOTHY T. TEVENS

|_|      WITHHOLD AUTHORITY                  o  RICHARD H. FLEMING
         FOR ALL NOMINEES
                                             o  ERNEST R. VEREBELYI
|_|      FOR ALL EXCEPT
         (see instructions below)            o  WALLACE W. CREEK

                                             o  STEPHEN RABINOWITZ

                                             o  LINDA A. GOODSPEED

                                             o  NICHOLAS T. PINCHUK

INSTRUCTION:  To withhold  authority to vote for any individual  nominee(s) mark
------------
"FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold.


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1 AND 2.

To change the address on your account, please check the box at right    |_|
and  indicate  your new address in the  address  space  above.
Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder                       Date:
                         ---------------------      -------------------

Signature of Shareholder                       Date:
                         ---------------------      -------------------
Note: Please sign exactly as name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.